UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 21, 2016

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________

Item 8.01.    Other Events.
On July 21, 2016, GNC Holdings, Inc. (the “Company”) announced that its Board of Directors has authorized and declared a cash dividend for the third quarter of 2016 of $0.20 per share of the Company’s common stock.  The dividend will be paid on or about September 30, 2016 to stockholders of record as of the close of business on September 16, 2016.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release, dated July 21, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.
Dated: July 21, 2016                    By:    /s/: Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated July 21, 2016